UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2024

MOVING iMAGE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40511	85-1836381
(Commission File Number)	(IRS Employer Identification No.)

17760 Newhope Street, Fountain Valley, CA	92708
(Address of Principal Executive Offices)	(Zip Code)

(714) 751-7998

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	MITQ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	ReResults of Operations and Financial Condition.

On May 15, 2024, Moving iMage Technologies, Inc. (the “Company”) issued a press release and conducted a conference call, both of which reported certain financial results for the fiscal quarter ended March 31, 2024. Copies of the press release and the transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and the information therein is incorporated herein by reference.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K includes certain non-GAAP financial measures as defined by the U.S. Securities and Exchange Commission (the “SEC”). Management believes that these non-GAAP financial measures are useful to investors because it excludes a one-time event. These non-GAAP financial measures exclude the three months ended March 31, 2023 $81,000 realized gain as well as the nine months ended March 31, 2023 $(167,000) unrealized loss and the $243,000 realized gains which the Company believes are not reflective of its ongoing operations and performance. These March 31, 2023 non-GAAP items represent a one-time event and did not reoccur in March 31, 2024. Management believes that these non-GAAP financial measures enhance investors’ understanding of the Company’s financial and operating performance from period to period and enable investors to evaluate the Company’s operating results and future prospects in the same manner as management. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth below. This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

The following presentation contains Non-GAAP Net Income and Income per Share, to supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles (GAAP). We adjusted Other Income (Expense) to remove the one-time 2023 unrealized and realized losses from marketable securities from our GAAP prepared statement.

Dollars in thousands
	Three Months Ended March 31,		Nine Months Ended March 31,
	2024	2023	2024	2023
Net income (loss)	$(601)	$(424)	$(956)	$(472)
Unrealized marketable securities (loss)	—	—	—	(167)
Realized marketable securities gain	—	81	—	243
Non-GAAP Net loss	$(601)	$(343)	$(956)	$(396)
Weighted average shares outstanding: basic and diluted	10,436,519	10,958,398	10,593,229	10,947,790
Non-GAAP Net income loss per common share basic and diluted	$(0.06)	$(0.03)	$(0.09)	$(0.04)

Item 7.01	Regulation FD Disclosure.

The information under Item 2.02 above is incorporated herein by reference.

The information reported under this Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached herein, shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the securities Act of the Exchange Act, regardless of any general incorporation language in such filing

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated May 15, 2024
99.2	Transcript of earnings call on May 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving iMage Technologies, Inc.

Date: May 15, 2024	By:	/s/ William Greene
	Name:	William Greene
	Title:	Chief Financial Officer